UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 North Los Robles Avenue, Suite 250
Pasadena, California   91101
(Address of principal executive offices including zip code)

(626) 578-0777
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

  99.1   Press Release dated November 5, 2003.

Item 12. Results of Operations and Financial Condition

On November 5, 2003, we issued a press release entitled "Alexandria Real Estate Equities, Inc. Reports Third Quarter 2003 Results" which sets forth our results of operations for the third quarter of 2003. A copy of that press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.
November 6, 2003	By: /s/ JOEL S. MARCUS
Joel S. Marcus
Chief Executive Officer
(Principal Executive Officer)

By: /s/ PETER J. NELSON
Peter J. Nelson
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1*	Press release dated November 5, 2003

*    Also provided in PDF format as a courtesy.